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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 2, 2002

PlanetCAD Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-288-42	84-1035353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2520 55th Street, Suite 200, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (303) 209-9100

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

  MERGER OF PLANETCAD INC AND AVATECH SOLUTIONS, INC.

        On May 1, 2002, PlanetCAD Inc. (the "Company"), Raven Acquisition Corporation, a wholly owned subsidiary of the Company, and Avatech Solutions, Inc. entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement and the press release concerning the merger are filed as Exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

        The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of May 1, 2002 between PlanetCAD Inc., Raven Acquisition Corporation, and Avatech Solutions, Inc.
99.1	Press release of PlanetCAD issued on May 2, 2002 concerning the merger.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANETCAD INC.
Date: May 2, 2002	By:	/s/ JOY GODESIABOIS
	Name:	Joy Godesiabois
	Title:	Chief Financial Officer

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES